                                 EXHIBIT 1 A (1)



                      RESOLUTION OF THE BOARD OF DIRECTORS
                                       OF
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                        ESTABLISHING THE SEPARATE ACCOUNT

                  Incorporated by reference to Exhibit 1 A (1)
                 Registration Statement on Form S-6 (File Number
                         33-609670) filed July 11, 1995
         by CG Variable Life Insurance Separate Account A as Registrant
          and Connecticut General Life Insurance Company as Depositor.